360 FUNDS

Timber Point Global Allocations Fund (the “Global Fund”)

(CGHIX)

Timber Point Alternative Income Fund (the “Income Fund”)

(AIIFX)

Supplement dated October 29, 2020

To the Funds’ Prospectus and Statement of Additional Information

dated August 24, 2020

Revised Investment Advisory Agreement and Expense Limitation Agreement

At a meeting held on October 21, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of 360 Funds (the “Trust”), approved a revision to the investment advisory agreement with Timber Point Capital Management, LLC (“Timber Point”) for the Income Fund. Effective December 1, 2020, the Management Fee for the Income Fund is reduced to 0.80%

Additionally, the Board approved a revised expense limitation agreement with Timber Point for both the Global Fund and Income Fund (the “Revised ELA”). The Revised ELA is effective December 1, 2020. For the Global Fund, the Revised ELA increases the limit on the Fund’s Total Annual Fund Operating Expenses to 1.60% of the average daily net assets of the Fund. For the Income Fund, the Revised ELA lowers the limit on the Fund’s Total Annual Fund Operating Expenses to 1.70% of the average daily net assets of the Fund.

Changes to the Global Fund Summary Prospectus

Effective December 1, 2020, the Global Fund’s Annual Fund Operating Expenses table on page 2 of the Prospectus is deleted and replaced with the following:

Institutional Class shares
Management Fees	0.90%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	1.03%
Dividends from Securities Sold Short and Interest Expense	0.13%
Other Operating Expenses	0.90%
Acquired Fund Fees and Expenses[1]	0.56%
Total Annual Fund Operating Expenses[2]	2.49%
Fee Waivers and Expense Reimbursements	(0.20%)
Total Annual Fund Operating Expenses After Waivers and/or Expense Reimbursements[3]	2.29%
1.	This number represents the combined total fees and operating expenses of the underlying funds (e.g., investment companies and other pooled investment vehicles) owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund’s assets. Since the number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.
2.	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. Other expenses have been restated to reflect the reorganization of the Timber Point Alternatives Fund into the Fund, which occurred on August 21, 2020. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses or the Expense Limitation Agreement described below. Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments in investment companies and other pooled investment vehicles.

3.	Pursuant to an operating expense limitation agreement between Timber Point Capital Management LLC (“Timber Point” or, the “Adviser”) and the Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.60% of the average daily net assets the Fund through January 31, 2022. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years from the date of the waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time of recoupment.

Further, effective December 1, 2020, the Expense Example on page 3 of the Prospectus is deleted and replaced with the following:

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only through January 31, 2022. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$232	$757	$1,308	$2,811

Changes to the Income Fund Summary Prospectus

Effective December 1, 2020, the Global Fund’s Annual Fund Operating Expenses table on page 12 of the Prospectus is deleted and replaced with the following:

Institutional Class shares
Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	2.29%
Dividends from Securities Sold Short and Interest Expense	0.11%
Other Operating Expenses	2.18%
Acquired Fund Fees and Expenses[1]	0.25%
Total Annual Fund Operating Expenses[2]	3.54%
Fee Waivers and Expense Reimbursements	(1.28%)
Total Annual Fund Operating Expenses After Waivers and/or Expense Reimbursements[3]	2.06%
1.	This number represents the combined total fees and operating expenses of the underlying funds (e.g., investment companies and other pooled investment vehicles) owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund’s assets. Since the number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.
2.	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights for two reasons. First, the information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses or the Expense Limitation Agreement described below. Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund because of its investments in investment companies and other pooled investment vehicles. Second, on May 29, 2020, the Fund’s Investor Class shares were converted into Institutional Class shares. Since the Investor Class had a longer performance history and higher fees, its financial and performance information was used for the consolidated class. As a result, the Financial Highlights reflect the expense ratios of the prior Investor Class and not the prior Institutional Class.

3.	Pursuant to an operating expense limitation agreement between Timber Point Capital Management LLC (“Timber Point” or, the “Adviser”) and the Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.70% of the average daily net assets the Fund through January 31, 2022. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years from the date of the waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time of recoupment.

Further, effective December 1, 2020, the Expense Example on page 13 of the Prospectus is deleted and replaced with the following:

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only through January 31, 2022. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$209	$908	$1,631	$3,544

Changes to the Prospectus for both Funds

Further, effective December 1, 2020, the section Management – Investment Adviser on pages 30-31 of the Prospectus is deleted and replaced with the following:

Investment Adviser. Timber Point, located at 555 Pleasantville Road, Suite N202, Briarcliff Manor, NY 10510, serves as investment adviser to each Fund. Subject to the authority of the Board, Timber Point is responsible for the overall management of each Fund’s business affairs. Timber Point was established in 2020 and serves primarily individual investors, financial advisers, and registered investment companies. The Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2020, Timber Point had approximately $90 million in assets under management.

Pursuant to the Investment Advisory Agreement each Fund pays the Adviser, monthly, an annual advisory fee based on the Fund’s average daily net assets. Effective June 13, 2020, the Global Fund’s management fee is 0.90% and, effective December 1, 2020, the Income Fund’s management fee is 0.80%. For the fiscal year ended September 30, 2019, the Global Fund and the Income Fund each paid the Adviser or its predecessor an investment advisory fee at an annual rate of 0.00% of the average daily net assets of the Fund after waivers and reimbursements. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement will be available in the Fund’s Annual Report to Shareholders for the period ended September 30, 2020.

Each Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement, the Adviser has agreed to waive or reduce its fees and to assume other expenses of each Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 of the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 1.60% and 1.70% of the average daily net assets of the Global Fund and the Income Fund, respectively, through January 31, 2022, subject thereafter to annual re-approval of the agreement by the Board of Trustees.

The Adviser can receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three-year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This operating expense limitation agreement through January 31, 2022 can be terminated only by, or with the consent, of the Board of Trustees.

Fee waivers and reimbursements by the former investment adviser for the Funds will continue to be recoverable by the Adviser. Such recoupment was approved by shareholders in connection with the approval of the Advisory Agreement.

Changes to the Statement of Additional Information (“SAI”) for both Funds

Further, effective December 1, 2020, the section Management and Administration – Investment Adviser on pages 30-31 of the SAI is deleted and replaced with the following:

Investment Advisers. Timber Point, located at 555 Pleasantville Road, Suite N202, Briarcliff Manor, NY 10510, serves as investment adviser to each Fund. Subject to the authority of the Board, Timber Point is responsible for the overall management of each Fund’s business affairs. Timber Point was established in 2020 and serves primarily individual investors, financial advisers, and registered investment companies. The Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2020, Timber Point had approximately $90 million in assets under management.

Winthrop Asset Management, LLC (“Winthrop” or “Sub-Adviser”), located at 20 East 91st Street, Suite 200, Indianapolis, Indiana 46240, serves as the investment sub-adviser to the Income Fund. Winthrop was registered with the U.S. Securities and Exchange Commission as an investment adviser on April 30, 2010. As of June 30, 2020, Winthrop had approximately $2 billion in assets under management.

Pursuant to the reorganization that took place on October 6, 2017, the Funds are a successor by merger to their respective Predecessor Fund. Under the Advisory Agreement for the Funds, the Adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to each Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a sub-adviser) will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides each Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, directly subject to the supervision of the Board, provides the management services necessary for the operation of each Fund and such additional administrative services as reasonably requested by the Board of Trustees. These services include: providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Funds’ records and the registration of their shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual management fee (computed daily and payable monthly) rate payable by the Funds to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE
Global Fund	0.90%
Income Fund	0.80%

After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder. A discussion of the Board's considerations in the approval of the Advisory Agreement will be included in the Fund’s Annual Report to Shareholders dated September 30, 2020.

Effective May 29, 2020, each Fund’s Investor Class shares were converted to Institutional Class shares. Effective September 28, 2018, each Fund’s Class A shares and Class I shares were re-designated as the Investor Class shares and Institutional Class shares, respectively. Pursuant to an operating expense limitation agreement between the Adviser and the Funds, the Adviser has agreed to waive or reduce its fees and to assume other expenses of each Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 of the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Fund’s business) to not more than 1.60% and 1.70% of the average daily net assets of the Global Fund and the Income Fund, respectively, through January 31, 2022, subject thereafter to annual re-approval of the agreement by the Board of Trustees.

At a meeting held on June 12, 2020, shareholders of each Fund approved the Advisory Agreement, which included an increase in the management fee from 0.80% to 0.90% for the Global Fund, beginning on June 13, 2020. At the same meeting, shareholders approved the expense limitation agreement with the Adviser, which allowed the Adviser to recoup amounts that the prior investment adviser waived or reimbursed under its expense limitation agreement with the Funds.

The Global Fund invested a portion of its assets in the other Trust series that are affiliated with the Adviser. As such, the Adviser has agreed to waive its advisory fees on the portion of the Global Fund’s assets that are invested in these affiliated funds. For the fiscal year ended May 31, 2018, the fiscal period ended September 30, 2018, and the fiscal year ended September 30, 2019, the Adviser waived $1,084, $4,383, and $13,101, respectively, in advisory fees related to assets invested in the affiliated funds. This waiver is in addition to amounts waived pursuant to the contractual expense limitations detailed in the above paragraph and are not recoupable.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by each Fund. Under the terms of the Advisory Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser; (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or the Distributor; (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares; (d) the charges and expenses of legal counsel and independent accountants for the Fund; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade association of which the Fund may be a member; (h) the cost of share certificates representing shares of the Fund; (i) the cost of fidelity and liability insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and (m) dividend expense on securities sold short.

Each Fund or its Predecessor Fund paid the following advisory fees to the former investment adviser or the Adviser pursuant to the prior investment advisory agreement, of which the former investment adviser waived or recouped the amount set forth in the table below:

Global Fund

Fiscal Period/ Year Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waiver
May 31, 2017	$72,708	$(72,708)	$(132,783)	$0

May 31, 2018	$99,433	$(99,433)	$(134,092)	$0

September 30, 2018	$50,095	$(50,095)	$(29,344)	$0

September 30, 2019	$171,580	$(171,580)	$(9,472)	$0

Income Fund

Fiscal Year Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waiver
September 30, 2017	$65,321	$(65,321)	$(65,609)	$0

September 30, 2018	$113,068	$(80,949)	$0	$32,119

September 30, 2019	$110,909	$(110,909)	$(12,103)	$0

Sub-adviser to the Income Fund

The Adviser has selected Winthrop to manage a portion of the Income Fund’s portfolio consistent with Winthrop’s fixed income skill set, as well as applicable market conditions and opportunities, while the Adviser manages the balance of the Income Fund’s portfolio. This selection was approved by the Board of Trustees and the Income Fund’s shareholders.

The Sub-Advisory Agreement between the Adviser and Winthrop provides that Winthrop shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its respective services, Winthrop receives a fee from the Adviser. The fee payable to Winthrop by the Adviser under the Sub-Advisory Agreement is 0.25% for $0 to $50 million in assets under management and 0.20% for over $50 million in assets under management. The Adviser pays sub-advisory fees to Winthrop from its advisory fee. The compensation of any officer, director or employee of Winthrop is paid by Winthrop.

The Sub-Advisory Agreement will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Income Fund. The Sub-Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by Winthrop, or by holders of a majority of the Income Fund’s outstanding shares. The Sub-Advisory Agreement shall terminate automatically in the event of its assignment. A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement will be available in the Income Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2020.

In addition, the Sub-Advisory Agreement provides that Winthrop shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

This Supplement revises information in the Funds’ Prospectus dated August 24, 2020. If you would like another copy of the Funds’ Prospectus, call us at 877-244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 to request a free copy.

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